UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act

June 24, 2019

Date of Report (Date of Earliest Event Reported)

Phoenix Life Sciences International Limited.

(Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3000 Lawrence Street Denver, CO 80205

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PHOENIX LIFE SCIENCE INTERNATIONAL LIMITED

Form 8-K

Current Report

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 24, 2019, the Company's Board of Directors granted Martin Tindall a temporary leave of absence from his position as Chief Executive Officer and Director of the Company to address certain unforeseen personal issues. Concurrently, the Company's Board of Directors appointed Janelle Marsden, the Company's Managing Director, to the role of Interim Chief Executive Officer until such time as Mr. Tindall is able to resume his position, or the Board of Directors appoints an alternate Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Life Science International Limited

Date: June 28, 2019	By:	/s/ Janelle Marsden
Janelle Marsden
Interim Chief Executive Officer

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